UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

Endeavour International Corporation

(Name of Registrant as Specified In Its Charter)

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Leading Proxy Advisory Firm Egan-Jones Recommends That

Endeavour Stockholders Elect All of Endeavour’s Director Nominees

Two Leading Proxy Advisory Firms Recommend Endeavour Stockholders Do Not Vote

for Talisman’s Director Nominee

HOUSTON, May 19, 2014 — Endeavour International Corporation (NYSE: END) (LSE: ENDV) today announced that Egan-Jones Proxy Services (“Egan-Jones”), a leading proxy advisory firm, has recommended that Endeavour stockholders vote “FOR” all three of Endeavour’s highly-qualified and experienced director nominees on the WHITE proxy card and “FOR” all proposals up for consideration at the Company’s 2014 Annual Meeting of Stockholders to be held on May 22, 2014.

In its May 19, 2014 report, Egan-Jones stated1:

“We believe that support for voting the Management ballot is merited and that voting the Management ballot (WHITE PROXY CARD) is in the best interest of the Company and its shareholders. In arriving at that conclusion, we have considered the following factors:

1.	Our belief that Mr. Kalisman lacks relevant industry experience.

2.	Our belief that, despite the Company’s financial performance, the dissidents have failed to make a persuasive case that their joining the board with their stated plan and displacing Mr. Connally would result in the enhancement of shareholder value.

3.	The dissidents appear to us by reported beneficial ownership percentage to be more creditors of the Company through out-of-the-money convertible notes than common shareholders of the Company.
4.	We are not convinced that the election of the dissidents’ nominee to the board of directors would work to the benefit of all shareholders.”

“[W]e believe that the Company’s compensation policies and procedures are centered on a competitive pay-for-performance culture, strongly aligned with the long-term interest of its shareholders and necessary to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and the enhancement of shareholder value.”

Commenting on the Egan-Jones report, Endeavour issued the following statement:

We are pleased that Egan-Jones has joined ISS in supporting the election of ALL of Endeavour’s highly qualified and experienced director nominees and concluded that no change to Endeavour’s Board of Directors is warranted.

Egan-Jones’ recommendation reinforces our belief that Endeavour has the right Board, the right strategy and right team in place to drive growth and value creation for all stockholders in this challenging phase for the Company. We strongly urge all Endeavour stockholders to follow the recommendation of Egan-Jones and ISS and vote “FOR” all proposals up for consideration on the WHITE proxy card today.

Endeavour stockholders are reminded that their vote is extremely important, and that they have an opportunity to protect their investment in Endeavour by voting FOR Endeavour’s three director nominees using the WHITE proxy card today.

[1]	Permission to use quotations neither sought nor obtained

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

MORROW & CO., LLC

470 West Avenue

Stamford, CT 06902

Stockholders May Call Toll-Free: (855) 223-1287

Banks & Brokers May Call Collect: (203) 658-9400

Email: endeavourinfo@morrowco.com

About Endeavour International Corporation

Endeavour International Corporation is an international oil and gas exploration and production company focused on the acquisition, exploration and development of energy reserves in the North Sea and United States. For more information, visit www.endeavourcorp.com.

Forward-looking Statements

This press release contains certain “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of Endeavour. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as to management’s plans, assumptions and expectations as of the date hereof. Please refer to Endeavour’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 17, 2014, Form 10-K/A filed on March 21, 2014 and other filings for a discussion of material risk factors. Endeavour disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Important Additional Information

Endeavour, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from Endeavour’s stockholders in connection with Endeavour’s 2014 Annual Meeting of Stockholders. Endeavour has filed its definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2014 Annual Meeting of the Stockholders. ENDEAVOUR STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND ALL OTHER MATERIALS FILED BY ENDEAVOUR WITH THE SEC AS THEY CONTAIN IMPORTANT INFORMATION.

Information regarding the names of Endeavour’s directors, director nominees and executive officers and their respective interests in Endeavour, by security holdings or otherwise, is set forth in Endeavour’s definitive proxy statement and other materials filed with the SEC. Additional information can also be found in Endeavour’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 17, 2014 and Form 10-K/A filed on March 21, 2014.

These documents, including the definitive proxy statement (and any amendments or supplements thereto) and other documents filed by Endeavour with the SEC, are available for no charge at the SEC’s website at www.sec.gov and at Endeavour’s investor relations website at www.endeavourcorp.com/2014AnnualMeeting.htm.

Endeavour - Investor Relations, Darcey Matthews, 713-307-8711